UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2008 (April 10, 2008)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2008, pursuant to the Key Energy Services, Inc. 2007 Equity and Cash Incentive Plan (the “Plan”), the Compensation Committee of the Board of Directors of Key Energy Services, Inc. (the “Company”), granted restricted stock and stock option awards to our named executive officers as follows:

	Restricted Stock	Stock Options
Richard J. Alario, Chairman, President and Chief Executive Officer	121,750	231,000

William M. Austin SVP - Chief Financial Officer	50,000	94,500

Newton W. Wilson III SVP - General Counsel	38,000	72,250

Kim B. Clarke SVP - Chief People Officer	25,000	47,250

Don D. Weinheimer SVP - BD, Tech, and Strategic Planning	19,000	36,000

The restricted stock and stock options were issued pursuant to the terms of the Plan as incentive awards to the executive officers based on the fair market value of the Common Stock on April 10, 2008 of $15.07, which is the exercise price for the stock options.  The restricted stock and stock options vest ratably over a four-year period; provided that the executive continues employment with the Company from the date of the grant through the vesting date.  Until vested, the restricted stock awards are subject to forfeiture and may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed.  In addition, in the event of termination of employment of the executive officer for any reason other than death, disability or involuntary termination, the executive officer shall forfeit to the Company all unvested shares of restricted stock.   The forfeiture restrictions lapse as to all of the restricted stock on (i) the date of a change in control or (ii) the date the executive officer’s employment with the Company is terminated by reason of death, disability or involuntary termination.

The executive officer shall have all of the rights of a shareholder of the Company with respect to the restricted stock, including voting rights and the right to receive dividends.  The securities were issued to the executive officers pursuant to a registration statement on file with the Securities and Exchange Commission (the “SEC”).  The form of restricted stock agreement used in connection with these grants of restricted stock is attached hereto as Exhibit 10.1, and is incorporated by reference.  The form of stock option agreement has been filed previously with the SEC.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

10.1                           Form of Restricted Stock Agreement under the 2007 Equity and Cash Incentive Plan

[Signature Page Follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: April 16, 2008	By:	/s/ William M. Austin
William M. Austin
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement under the 2007 Equity and Cash Incentive Plan